UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant   ☐                             Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OPENWAVE SYSTEMS INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on December 01, 2011

Meeting Information
Meeting Type: Annual Meeting
OPENWAVE SYSTEMS INC.	For holders as of: October 12, 2011
Date: December 01, 2011 Time: 11:00 AM PST
Location: Openwave Systems Inc.
2100 Seaport Boulevard
Redwood City, California 94063 USA

Openwave Systems Inc. C/O Computershare 1745 Gardena Avenue Glendale, CA 91204	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

      1. Annual Report        2. Notice & Proxy Statement

      How to View Online:

      Have the information that is printed in the box marked by the arrow (located on the       following page) and visit: www.proxyvote.com.

      How to Request and Receive a PAPER or E-MAIL Copy:

      If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a       copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

      *    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

      Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.       Please make the request as instructed above on or before November 17, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an   attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for   meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked   by the arrow available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees
01 Peter A. Feld 02 Gerald D. Held 03 David C. Nagel
The Board of Directors recommends you vote FOR proposals 2. and 3.

2. To Ratify Selection of KPMG LLP as Openwave’s Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2012.

3. To approve, on an advisory basis, the compensation of Openwave’s named executive officers as disclosed in this proxy statement.
The Board of Directors recommends you vote 1 YEAR on the following proposal:

4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of Openwave’s named executive officers.

NOTE: To transact such other business as may properly come before the 2010 Annual Meeting or any adjournment or postponement thereof.

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